EXHIBIT 4

                    SPECIMEN UNIT CERTIFICATES OF REGISTRANT

                         CERTIFICATE FOR COMMON UNITS IN
                              COR DEVELOPMENT, LLC

No. __________                                                   __________Units

   _________________ as a manager of COR Development, LLC, a Kansas limited liability company (the "Company"), hereby certifies that ________________________ is the registered owner of __________ Common Units of ownership interest in the Company (the "Common Units"). The right, preferences and limitations of the Common Units are set forth in the Operating Agreement of the Company as the same may, from time to time, be amended and restated (the "Operating Agreement"), under which the Company was organized, copies of which are on file at the principal office of the Company maintained in accordance with the Operating Agreement.

   This Certificate is freely transferable.

                                     COR DEVELOPMENT, LLC



                                     By:  _______________________________
                                     Name:  _____________________________
                                     Title:   Manager

Dated:  ______________________

ATTEST:

By: _______________________________
Name:  ____________________________
Title:   Manager

                            (REVERSE OF CERTIFICATE)
                          ASSIGNMENT OF COMMON UNITS IN
                              COR DEVELOPMENT, LLC

   FOR VALUE RECEIVED, the undersigned (the "Assignor") hereby assigns, conveys, sells and transfers unto


                                              ----------------------------------

                                              ----------------------------------

----------------------------------            ----------------------------------
(Please insert Social Security or             (Please print or typewrite
other identifying number of Assignee)         Name and address)

all rights and interest of the Assignor in _____________ Common Units represented by the within Certificate and irrevocably constitutes and appoints a Manager of COR Development, LLC (the "Company") as its attorney-in-fact with full power of substitution in the premises to transfer the same on the books of the Company.

Dated: _________________________               By: _____________________________
                                                      Signature


   Signature Guaranteed: ________________________________

   Note: The signature to any endorsement hereon must correspond with the name as written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatever. If the endorsement is executed by an attorney, executor, administrator, trustee or guardian, the person executing the endorsement must give his full title in such capacity, and proper evidence of authority to act in such capacity, if not on file with the Company or its transfer agent, must be forwarded with this Certificate. This signature must be guaranteed by an authorized employee of a bank, trust company or member of a national securities exchange.

                       CERTIFICATE FOR PREFERRED UNITS IN
                              COR DEVELOPMENT, LLC

No. __________                                                   __________Units

   _________________ as a manager of COR Development, LLC, a Kansas limited liability company (the "Company"), hereby certifies that ________________________ is the registered owner of __________ Preferred Units of ownership interest in the Company (the "Preferred Units"). The right, preferences and limitations of the Preferred Units are set forth in the Operating Agreement of the Company as the same may, from time to time, be amended and restated (the "Operating Agreement"), under which the Company was organized, copies of which are on file at the principal office of the Company maintained in accordance with the Operating Agreement.

   This Certificate is freely transferable.

                                     COR DEVELOPMENT, LLC



                                     By:  _______________________________
                                     Name:  _____________________________
                                     Title:   Manager

Dated:  ______________________

ATTEST:

By: _______________________________
Name:  ____________________________
Title:   Manager

                            (REVERSE OF CERTIFICATE)
                        ASSIGNMENT OF PREFERRED UNITS IN
                              COR DEVELOPMENT, LLC

   FOR VALUE RECEIVED, the undersigned (the "Assignor") hereby assigns, conveys, sells and transfers unto


                                              ----------------------------------

                                              ----------------------------------

----------------------------------            ----------------------------------
(Please insert Social Security or             (Please print or typewrite
other identifying number of Assignee)         Name and address)


all rights and interest of the Assignor in _____________ Preferred Units represented by the within Certificate and irrevocably constitutes and appoints a Manager of COR Development, LLC (the "Company") as its attorney-in-fact with full power of substitution in the premises to transfer the same on the books of the Company.


Dated: _________________________               By: _____________________________
                                                     Signature

   Signature Guaranteed: ________________________________

   Note: The signature to any endorsement hereon must correspond with the name as written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatever. If the endorsement is executed by an attorney, executor, administrator, trustee or guardian, the person executing the endorsement must give his full title in such capacity, and proper evidence of authority to act in such capacity, if not on file with the Company or its transfer agent, must be forwarded with this Certificate. This signature must be guaranteed by an authorized employee of a bank, trust company or member of a national securities exchange.